                                                                    Exhibit 31.1

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                                 CERTIFICATIONS
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I, Michael E. DeDomenico, certify that:

         1.       I have reviewed this annual report on Form 10-K of NuCO2 Inc.;

         2.       Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material fact necessary  to  make  the  statements  made,  in  light  of the circumstances  under  which such  statements  were  made,  not misleading with respect to the period covered by this report;

         3.       Based on my  knowledge,  the financial  statements,  and other financial  information included in this report, fairly present in all material respects the financial  condition,  results of operations  and cash flows of the  registrant  as of, and for, the periods presented in this report;

         4.       The   registrant's   other   certifying   officer  and  I  are
                  responsible  for  establishing   and  maintaining   disclosure
                  controls  and  procedures  (as defined in  Exchange  Act Rules
                  13a-15(e) and 15d-15(e))  and internal  control over financial reporting  (as defined in  Exchange  Act Rules  13a-15(f)  and
                  15d-15(f)) for the registrant and have:

                  a)       Designed such disclosure controls and procedures,  or
                           caused such disclosure  controls and procedures to be
                           designed  under  our  supervision,   to  ensure  that
                           material  information  relating  to  the  registrant,
                           including  its  consolidated  subsidiaries,  is  made
                           known  to  us  by  others   within  those   entities,
                           particularly  during the period in which this  report
                           is being prepared;

                  b)       Designed   such  internal   control  over   financial
                           reporting,  or  caused  such  internal  control  over
                           financial   reporting   to  be  designed   under  our
                           supervision,    to   provide   reasonable   assurance
                           regarding the reliability of financial  reporting and
                           the preparation of financial  statements for external
                           purposes  in  accordance   with  generally   accepted
                           accounting principles;

                  c)       Evaluated  the   effectiveness  of  the  registrant's
                           disclosure  controls and  procedures and presented in
                           this report our conclusions  about the  effectiveness
                           of the disclosure controls and procedures,  as of the
                           end of the  period  covered by this  report  based on
                           such evaluation; and

                  d)       Disclosed   in  this   report   any   change  in  the
                           registrant's    internal   control   over   financial
                           reporting that occurred during the registrant's  most
                           recent fiscal quarter (the registrant's fourth fiscal
                           quarter  in the case of an  annual  report)  that has
                           materially  affected,  or  is  reasonably  likely  to
                           materially affect, the registrant's  internal control
                           over financial reporting; and

         5.       The  registrant's   other   certifying   officer  and  I  have
                  disclosed,  based on our most  recent  evaluation  of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors
                  (or persons performing the equivalent functions):

                  a)       All significant  deficiencies and material weaknesses
                           in the design or operation  of internal  control over
                           financial  reporting  which are reasonably  likely to
                           adversely affect the registrant's  ability to record,
                           process,  summarize and report financial information;
                           and

                  b)       Any fraud,  whether or not  material,  that  involves
                           management or other  employees who have a significant
                           role  in  the  registrant's   internal  control  over
                           financial reporting.

                  Date: September 13, 2006        /s/ Michael E. Dedomenico
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                                                  Michael E. DeDomenico
                                                  Chief Executive Officer